Exhibit (s)(1)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL AND PHILIP SINENENG and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file all Registration Statements of the Trust and any and all subsequent Amendments to said Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of August, 2024.

/s/ David R. Carson
David R. Carson

STATE OF OHIO	)
)
COUNTY OF HAMILTON___	)

On August 12, 2024, before me appeared David R. Carson, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Adrianne Troutman
Name: Adrianne Troutman

Commission Expires: August 20, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL AND PHILIP SINENENG and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file all Registration Statements of the Trust and any and all subsequent Amendments to said Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of August, 2024.

/s/ Daniel J. Condon
Daniel J. Condon

STATE OF KENTUCKY	)
)
COUNTY OF FAYETTE	)

On August 10, 2024, before me appeared Daniel J. Condon, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Jackson Hurley
Name: Jackson Hurley

Commission Expires: July 15, 2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL AND PHILIP SINENENG and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file all Registration Statements of the Trust and any and all subsequent Amendments to said Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of August, 2024.

/s/ Kenneth G.Y Grant
Kenneth G.Y. Grant

STATE OF MASSACHUSETTS	)
)
COUNTY OF ESSEX	)

On August 9, 2024, before me appeared Kenneth G.Y. Grant, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

        /s/ Robin J Michaud________

Name: Robin J Michaud

Commission Expires: July 3, 2026